FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2024
Investments, All Other Investments [Abstract]
FINANCIAL INSTRUMENTS
NOTE 16     -     FINANCIAL INSTRUMENTS

A.	Hedging Activities

The Company enters into forward contracts, and currency options to hedge its balance sheet exposure as well as certain future cash flows in connection with certain operating expenses (mainly payroll and related expenses) and forecast transactions which are expected to be denominated mainly in NIS. The Company is exposed to losses in the event of non-performance by counterparties to financial instruments; however, as the counterparties are major Israeli banks, credit risk is considered immaterial. The Company does not hold or issue derivatives for trading purposes. The notional amounts of the hedging instruments as of December 31, 2024 and December 31, 2023 were $48,321 and $36,706 respectively. The terms of all of these currency derivatives are less than one year.

B.	Derivative Instruments

The fair value of derivative contracts as of December 31, 2024 and December 31, 2023 was as follows:

	Derivative Assets Reported in Other Current Assets		Derivative Liabilities Reported in Other Current Liabilities
	December 31,		December 31,
	2 0 2 4	2 0 2 3	2 0 2 4	2 0 2 3
Derivatives designated as hedging instruments in cash flow hedge	617	1,229	-	-

The impact of derivative instrument on operating income in the year ended December 31, 2024, 2023 and 2022 was:

	Year ended December 31,
	2 0 2 4	2 0 2 3	2 0 2 2
Cost of revenues:
Products	(29)	268	254
Services	(10)	94	91
Total cost of revenues	(39)	365	345
Operating expenses:
Research and development, net	(66)	599	870
Sales and marketing	(19)	158	163
General and administrative	(49)	457	435
Total operating expenses	(134)	1,214	1,468
Loss (gain) on derivative instruments	(173)	1,576	1,813